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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2005


                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     1-6364
                            (Commission File Number)

         New Jersey                                    22-1901645
   (State of incorporation)                 (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)
     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
     [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01. Other Events.

         On April 21, 2005, at its reorganization meeting, South Jersey Industries' board of directors elected Edward J. Graham as board chairman. He will continue to serve as the company's president and chief executive officer.

         Graham, who joined the company in 1981, has held a variety of senior executive positions in SJI and its subsidiaries. In 2003, the board named Graham as president of South Jersey Gas, South Jersey Resources and Marina Energy; and, president and chief operating officer of SJI. In 2004, he became president and CEO of South Jersey Gas and SJI and elected to SJI's board of directors in early 2004.

         SJI's board also named W. Cary Edwards as its lead independent director, responsible to chair meetings of the independent directors when the chairman is not present.

         Sheila Hartnett-Devlin,CFA was named by the board as the chairman of its audit committee.

         A copy of the press release announcing the board reorganization is attached as Exhibit 99 hereto.


Item 9.01.    Exhibits

(c)  Exhibits

Exhibit Number       Description

    99               Press release issued by South Jersey Industries dated
                     April 21, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SOUTH JERSEY INDUSTRIES, INC.

Date: April 21, 2005          By:  /s/ David A. Kindlick
                                   ---------------------------------------
                                   David A. Kindlick
                                   Vice President & Chief Financial Officer